HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE:

333-114404                                                  HV-4900 — Group Variable Funding Agreement — The HART Program

Supplement dated July 7, 2010 to your Prospectus

THE HARTFORD GLOBAL RESEARCH FUND – CLASS A

1.             The reference to footnote “*” for “Distribution and/or Service (12b-1) Fees” in the Annual Fund Operating Expenses table is deleted and replaced with footnote “**”:

**   The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

2.             The reference to footnote “**” for The Hartford Money Market Fund — Class A in the Annual Fund Operating Expenses table is deleted.

3.             At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on June 23, 2010, the Board approved changes to the fee structure of The Hartford Global Research Fund – Class A.  Specifically, Hartford Investment Financial Services, LLC, the Fund’s investment manager, has agreed to lower the contractual expense limitations on the Fund’s Class A shares.  Accordingly, the above referenced Prospectus is revised as follows:

                As of July 1, 2010, under the heading “FEE TABLES” of the Prospectus, the Annual Fund Operating Expenses table and the footnote attached thereto for the underlying Fund is deleted and replaced with the following:

Annual Fund Operating Expenses

(As a percentage of average daily net assets)

Underlying Fund:	Management Fee	Distribution and/or Service (12b-1) Fees**	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
The Hartford Global Research Fund – Class A	0.900%	0.250%	0.990%	N/A	2.140%	0.690% (1)	1.450% (1)

4.                                       The Prospectus is amended to reflect the above changes.

(1)  Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses of 1.45% (Class A).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net asset per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 29, 2012, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.